                                                                  CONFORMED COPY


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

48 Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)              (Zip code)


                             ----------------------


                      SOUTHERN PACIFIC FUNDING CORPORATION
              (Exact name of obligor as specified in its charter)


California                                            33-0636924
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


One Centerpointe Drive
Suite 500
Lake Oswego, Oregon                                   97035
(Address of principal executive offices)              (Zip code)

                             ----------------------

                             HALLMARK AMERICA, INC.
              (Exact name of obligor as specified in its charter)


Washington                                            92-1793075
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


One Centerpointe Drive
Suite 500
Lake Oswego, Oregon                                   97035
(Address of principal executive offices)              (Zip code)

                             ______________________


                        OCEANMARK FINANCIAL CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware                                              65-0748545
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


One Centerpointe Drive
Suite 500
Lake Oswego, Oregon                                   97035
(Address of principal executive offices)              (Zip code)

                             ______________________

                         NATIONAL CAPITAL FUNDING, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                              58-2301532
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


One Centerpointe Drive
Suite 500
Lake Oswego, Oregon                                   97035
(Address of principal executive offices)              (Zip code)

                             ______________________

                        HOME AMERICA FINANCIAL SERVICES
              (Exact name of obligor as specified in its charter)


Delaware                                              91-1811748
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


One Centerpointe Drive
Suite 500
Lake Oswego, Oregon                                   97035
(Address of principal executive offices)              (Zip code)

                             ______________________

                           _ _ % Senior Notes due 2004
                      (Title of the indenture securities)


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

1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                 Name                                      Address
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

   Superintendent of Banks of the State of      2 Rector Street, New York,
   New York                                     N.Y.  10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                N.Y.  10045

   Federal Deposit Insurance Corporation        Washington, D.C.  20429

   New York Clearing House Association          New York, New York            10005

   (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

16.  LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

   1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

   4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

   6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

   7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of September, 1997.


                                       THE BANK OF NEW YORK



                                       By:     /s/WALTER N. GITLIN
                                           ------------------------------
                                          Name:  WALTER N. GITLIN
                                          Title: VICE PRESIDENT

                                                                       Exhibit 7

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                            Dollar Amounts
ASSETS                                       in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin......................      $ 8,249,820
  Interest-bearing balances..............        1,031,026
Securities:
  Held-to-maturity securities............        1,118,463
  Available-for-sale securities..........        3,005,838
Federal funds sold and Securities pur-
chased under agreements to resell........        3,100,281
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................32,895,077
  LESS: Allowance for loan and
    lease losses ..............633,877
  LESS: Allocated transfer risk
    reserve........................429
    Loans and leases, net of unearned
    income, allowance, and reserve              32,260,771
Assets held in trading accounts..........        1,715,214
Premises and fixed assets (including
  capitalized leases)....................          684,704
Other real estate owned..................           21,738
Investments in unconsolidated
  subsidiaries and associated
  companies..............................          195,761
Customers' liability to this bank on
  acceptances outstanding................        1,152,899
Intangible assets........................          683,503
Other assets.............................        1,526,113
                                               -----------
Total assets.............................      $54,746,131
                                               ===========

LIABILITIES
Deposits:
  In domestic offices....................      $25,614,961
  Noninterest-bearing ......10,564,652
  Interest-bearing .........15,050,309
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.......       15,103,615
  Noninterest-bearing .........560,944
  Interest-bearing .........14,542,671
Federal funds purchased and Securities
  sold under agreements to repurchase.           2,093,286
Demand notes issued to the U.S.
  Treasury...............................          239,354
Trading liabilities......................        1,399,064
Other borrowed money:
  With remaining maturity of one year
    or less..............................        2,075,092
  With remaining maturity of more than
    one year.............................           20,679
Bank's liability on acceptances exe-
  cuted and outstanding..................        1,160,012
Subordinated notes and debentures........        1,014,400
Other liabilities........................        1,840,245
                                               -----------
Total liabilities........................       50,560,708
                                               -----------

EQUITY CAPITAL
Common stock.............................          942,284
Surplus..................................          731,319
Undivided profits and capital
  reserves...............................        2,544,303
Net unrealized holding gains
  (losses) on available-for-sale
  securities.............................       (   19,449)
Cumulative foreign currency transla-
  tion adjustments.......................      (    13,034)
                                               -----------
Total equity capital.....................        4,185,423
                                               -----------
Total liabilities and equity
  capital ...........................          $54,746,131
                                               ===========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Alan R. Griffith    )
   J. Carter Bacot     )    Directors
   Thomas A. Renyi     )

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